Exhibit 99.5

     --------------------------------------
        Excludes SFAS 133 Effect,
       Visteon & One-Time Factors
     --------------------------------------


                               Ford Motor Company

                 AUTOMOTIVE GEOGRAPHIC AND COST OF SALES DETAIL
                 ----------------------------------------------

                             2001 Compared With 2000

--------------------------------
GEOGRAPHIC DATA                                      3rd Quarter                                   First Nine Months
--------------------------------     --------------------------------------------     ----------------------------------------------
                                                                       01 B/(W)                                          01 B/(W)
                                           2001           2000          Than 00            2001            2000           Than 00
                                     -------------- --------------  -------------     -------------- ---------------- --------------
PBT (Mils.)
-----------

U.S.                                      ($1,351)      $1,256         ($2,607)         ($2,259)           $6,059        ($8,318)
Canada/Mexico                                  55         (117)            172              374               395            (21)
                                     -------------- --------------  -------------     -------------- ---------------- --------------
   North America                          ($1,296)      $1,139         ($2,435)         ($1,885)           $6,454        ($8,339)

Europe                                        (30)        (344)            314              320              (128)           448
South America                                 (86)        (100)             14             (276)             (324)            48
Rest of World                                  80           (5)             85              123               100             23
                                     -------------- --------------  -------------     -------------- ---------------- --------------
   Worldwide                              ($1,332)        $690         ($2,022)         ($1,718)           $6,102        ($7,820)
                                     ============== ==============  =============     ============== ================ ==============

Net Income (Mils.)
------------------

U.S.                                        ($872)        $859         ($1,731)          ($1,462)          $4,038        ($5,500)
Canada/Mexico                                  23          (77)            100               224              254            (30)
                                     -------------- --------------  -------------    -------------- ---------------- ---------------
   North America                            ($849)        $782         ($1,631)          ($1,238)          $4,292        ($5,530)

Europe                                        (24)        (221)            197               205              (68)           273
South America                                 (56)         (64)              8             (179)             (209)            30
Rest of World                                  52            0              52                58              105            (47)
                                     -------------- --------------  -------------    -------------- ---------------- ---------------
   Worldwide                                ($877)        $497         ($1,374)          ($1,154)          $4,120        ($5,274)
                                     ============== ==============  =============    ============== ================ ===============

Sales (Mils.)
-------------

U.S.                                       $18,253     $21,824         ($3,571)           $62,921         $72,728        ($9,807)
Canada/Mexico                                1,516       1,561             (45)             4,769           5,544           (775)
                                     -------------- --------------  -------------    -------------- ---------------- ---------------
   North America                           $19,769     $23,385         ($3,616)           $67,690         $78,272       ($10,582)

Europe                                       6,705       6,612              93             23,469          21,342          2,127
South America                                  518         653            (135)             1,763           1,894           (131)
Rest of World                                1,562       1,932            (370)             4,834           4,615            219
                                     -------------- --------------  -------------    -------------- ---------------- ---------------
   Worldwide                               $28,554     $32,582         ($4,028)           $97,756        $106,123        ($8,367)
                                     ============== ==============  =============    ============== ================ ===============


--------------------------------
      COST OF SALES                                       3rd Quarter                                   First Nine Months
--------------------------------     --------------------------------------------    -----------------------------------------------
                                                                       01 B/(W)                                          01 B/(W)
                                          2001           2000          Than 00            2001            2000           Than 00
                                     -------------- --------------  -------------    -------------- ---------------- ---------------
                                         (Mils)         (Mils)          (Mils)           (Mils)          (Mils)           (Mils)

Total Costs and Expenses                   $29,649     $31,846         $2,197             $98,787        $100,084         $1,297
   Less:  Depreciation                         632         734            102               1,989           2,146            157
          Amortization                         482         574             92               1,832           1,776            (56)
          Selling and Admin.                 2,276       2,294             18               7,025           6,926            (99)
           Pension Benefit Exp.               (108)         74            182                (269)             87            356
                                     -------------- --------------  -------------    -------------- ---------------- ---------------

   Net Cost of Sales                       $26,367     $28,170         $1,803             $88,210          $89,149          $939
                                     ============== ==============  =============    ============== ================ ===============

   Memo: Gross Margin                         7.7%        13.5%          -5.9pts           9.8%            16.0%            -6.2pts
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